Exhibit 99.2

SEPARATION AGREEMENT

This Agreement is made as of the date indicated below between Columbus McKinnon Corporation (hereinafter the “Company”), with its principal place of business at 140 John James Audubon Parkway, Amherst, New York 14228-1197, and Derwin R. Gilbreath, 9710 Rocky Point, Clarence, NY, 14031, the undersigned individual (hereinafter the “Executive”).
As used in this Agreement, the term “Company” shall mean and include Columbus McKinnon Corporation and its predecessors, corporate affiliates, parent, subsidiaries and assigns, and the operating divisions of any of them; it also means all present and former owners, officers, directors, representatives, managers, supervisors, agents, stockholders, employee benefit plan fiduciaries and employees of such entities, in their individual and representative capacities.
WHEREAS, the Company and the Executive in consideration of the mutual promises, agreements and representations contained herein, and intending to be legally bound, agree as follows:
1. By signing this Agreement, Executive and Company mutually agree that Executive’s employment with the Company will be Separated effective January 5, 2009 (hereinafter the “Separation date”).  Thereafter Executive will have no further duties or responsibilities regarding the Company, and Executive will have no authority to act as an agent or representative of the Company in any manner.
2. The Company and Executive specifically acknowledge that only the following items and amounts are legally owed by the Company to Executive as of the Separation date:
(a)   Wages:  wages through and including the Separation date;
(b)	Vacation: accrued vacation of 168 hours through the Separation date, totaling $27,300, less applicable taxes and other withholding;

(c)	Health & Dental Care Plan: medical coverage through the earliest date on which such coverage can be terminated under law, with COBRA continuation, if eligible;
(d)	Expenses: reimbursement of reasonable and customary business expenses incurred through the Separation date, provided appropriate expense reports are submitted by January 31, 2009;
(e)	Long Term Disability: through the Separation date, with a right to the Executive to convert consistent with the terms of the Long Term Disability Plan;
(g)	Life Insurance: first, $50,000 death benefit through the Separation date, with a right to the Executive to convert. Second, an optional amount of $350,000 death benefit through the Separation date, with a right to the
Executive to convert consistent with the terms of the Optional Life Insurance Plan;

(h)  40l(K): Executive is 80% vested in Company – match contributions;
(i)   Flexible Spending Account (“FSA”):  Executive retains rights to Executive’s FSA account in accordance with the terms of such plan;

3. The Company and Executive agree that no additional compensation, benefits or monies of any nature whatsoever are owed to Executive, other than those specified in paragraph 2 above.
4. As consideration for Executive signing this Agreement and only in return for such signing, the Company offers:

(a)
Fiscal Year 2009 Annual Incentive:  To the extent any bonus is payable under the Fiscal 2009 Annual Incentive Plan, the Company agrees to pay a pro-rated bonus for fiscal year 2009, based upon time worked and actual performance for the year.  Payment will be processed in May 2009 and will be equivalent to 9/12th’s of your target bonus adjusted for actual performance.

(b)
Wages and Target Bonus: The Company agrees to continue to pay you at a rate of $13,000 every two weeks up to a total of $253,500 (9 months) of wages, less applicable taxes and other withholding.  Additionally, a one time payment of $139,425 (9 months bonus at target), less applicable taxes and other withholding, will be paid in October 2009.

(c)
Health & Dental Care Plans:  A lump sum payment of $25,000, less applicable taxes and other withholding, will be provided in February 2009 to assist the Executive with the cost of Health & Dental Care.  Executive will be provided the opportunity to continue to receive the Employer’s medical and dental insurance benefits through COBRA as required by law.  Executive will receive additional information on COBRA and other insurance benefits under separate cover.

(d)
Equity Incentive Compensation:  A lump sum payment of $25,000, less applicable taxes and other withholding, will be provided in February 2009 in lieu of all performance shares granted Executive under the 2006 Long Term Incentive Plan. It is stipulated that Executive’s separation will be considered a job elimination resulting in a termination not for cause under Executives March 29, Incentive Stock Option Grant.  Executive will have till April 5, 2009 to exercise the 23,750 vested Incentive Stock Options granted March 29, 2005.  All other equity awards including Options, Restricted Shares, Restricted Stock Units will be forfeited on Executive’s Separation Date.
(e)	Outplacement Service: Outplacement services, to a maximum Company expense of $25,000.
5. Executive hereby RELEASES and DISCHARGES the Company and its subsidiaries, affiliates, successors and assigns and their present and former owners, officers, directors, representatives, managers, supervisors, agents, stockholders, employee benefit plan fiduciaries, and employees in their individual and representative capacities to the full extent permitted by law, from all actions, causes of action, suits, charges, claims, and complaints that Executive has or may have against the Company, relating to acts, occurrences, or events arising on or before the date of this Agreement, including all claims involving the continuing effects of such acts, occurrences, or events, whether known or unknown, asserted or unasserted.  Executive acknowledges that such release includes, to the full extent permitted by law, all rights and claims relating to his employment and separation from employment with the Company, whether before courts, administrative agencies, or other forums wherever situated; including, but not limited to, all common law claims, breach of contract claims, tort claims, and all claims under applicable federal, state and local statutes, such as Title VII of the Civil Rights Act (“Title VII”), the Age Discrimination in Employment Act (“ADEA”), the Americans with Disabilities Act (“ADA”), the Equal Pay Act (“EPA”), the Family Medical Leave Act, the Fair Labor Standards Act, the Rehabilitation Act, the New York Labor Law, the New York Human Rights Law, and any and all other local, state or federal nondiscrimination statutes and laws relating to employment.  Executive acknowledges that this release does not waive rights or claims, if any, that arise after this Agreement is executed.

6. Executive acknowledges and agrees that in accordance with the terms of the ADEA, as amended by the Older Workers Benefit Protection Act:
(a)	He has read and understands this Agreement and knowingly and voluntarily entered into this Agreement without fraud, duress, or any undue influence;
(b)	He acknowledges that he is advised in writing by the Company to consult with an attorney before signing this Agreement;
(c)	He understands that he is entitled to a period of twenty-one (21) days to consider the terms of this Agreement, but may voluntarily elect to sign the Agreement in a shorter period of time;
(d)
He has seven (7) days following the execution of this Agreement to revoke the Agreement, and the Agreement will not become effective or enforceable until the seven (7) day period has expired and the Agreement is signed by the Company;

(e)	He is receiving payment and other consideration from the Company that he would not otherwise be entitled to; and
(f)	He is not waiving any discrimination rights or claims that may arise after the date the Agreement is executed.
7. Notwithstanding any other provision of this Agreement, nothing shall preclude Executive from filing a charge with the EEOC under Title VII, the ADEA, ADA or EPA or testifying, assisting or participating in any manner in an EEOC investigation, hearing or proceeding.  Provided further, however, that Executive acknowledges that he has waived any right to personal recovery of money or personal relief under Title VII, the ADEA, ADA and EPA.
8. Executive intends this Agreement to be binding upon him, his estate, heirs and assignees.

9. Executive, before signing, both by himself and through his attorney had an opportunity to discuss the terms of this Agreement with appropriate officials of the Company and Company counsel, although he has not relied upon any representation or statement, written or oral, not set forth herein.
10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
11. In the event that any provision of this Agreement is found invalid or unenforceable under law, that shall not affect the validity or enforceability of the remaining provisions.
12. Any additions, changes or modification to this Agreement are only effective if stated in writing by the President and Chief Executive Officer of the Company and duly executed by the President and Chief Executive Officer.
13. This Agreement represents a complete and entire understanding of the terms and conditions of Executive’s separation of employment and any prior conduct, course of dealing, or verbal or written agreements are merged herein.
14. This Agreement is neither an admission of liability, nor an admission of a violation of any law or statute on the part of Executive or the Company.
15. Executive agrees to waive any reinstatement rights with respect to the Company and agrees never to apply for or accept employment at the Company at any location whatsoever.
16. Nothing in this Agreement shall preclude Executive from receiving unemployment insurance benefits, if he is eligible.  The Company will respond fully and truthfully to any request for information regarding Executive’s separation, but will not contest any initial determination by the relevant state administrative agency in Executive’s favor.

17. Both Executive and the Company agree that this Agreement may be used as evidence only in a subsequent proceeding in which one of the parties allege a breach of this Agreement, and in no other agency or court proceeding.
18. Executive agrees that he will not discuss his separation from employment with the Company with any current or former Company employee, Company customer, or Company vendor.  Executive agrees that this Agreement is to be kept strictly confidential and shall not cause to be published in any newspaper or other media of any kind any terms of the Agreement.  Further, Executive agrees not to publicly discuss or make any statements with regard to the terms of this Agreement or matters relating to the terms of this Agreement; provided that Executive shall not be precluded from a limited disclosure to any attorney or accountant representing Executive to explain this Agreement; provided further that Executive agrees to bind any such representatives to the above described non-disclosure requirements.
The Company agrees that it will not publish or cause to be published in any newspaper or other media of any kind the terms of this Agreement, except for any legally required disclosure, including by not limited to required 8-K disclosures.  In addition, the Company will not discuss or disclose the terms of this Agreement, the basis for Executive’s employment separation, or matters relating to the separation with persons or entities outside the Company, unless such person or entity has a reasonable need-to-know about such matters due to a business interest or business relationship with the Company, or is a governmental department or agency.  Provided, however, that, notwithstanding any other provision of this Agreement, the Company, through its President and Chief Executive Officer, Timothy T. Tevens, can reasonably respond to reference-related inquiries from prospective future employers of Executive.
19. In conjunction with the execution of this Agreement and for the consideration received here, Executive further agrees:

(a)	To take no action and make no statement which is inconsistent with his obligations contained in this Agreement;
(b)	To return or confirm that he no longer has any material or property belonging to Company, including but not limited to, any credit cards, keys, laptop computers or computer files;
(c)
To cooperate fully with any reasonable request of the Company to provide truthful information and/or materials to them or to otherwise assist any of them in matters relating to the performance of his former duties for no less than one year.  Executive will receive mutually agreed upon compensation for any time so expended and will be paid any reasonable, documented expenses which he incurs in performing such duties; and

(d)
To abide by his continuing obligations of confidentiality under the Company’s policies and pursuant to statutory and common law, which require, among other things, Executive not to use or disclose any confidential or proprietary information of the Company.

20. The Company’s waiver of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by the Executive.  No waiver shall be valid unless in writing and signed by an authorized officer of the Company.
21. During his employment with the Company and for a period of two (2) years after the Separation date, the Executive will not, directly or indirectly:(i) solicit, entice, persuade or induce any employee, director, officer, associate, consultant, agent or independent contractor of the Company, to terminate his or her employment or engagement by the Company to become employed or engaged by any person, firm, corporation or other business enterprise other than the

 Company, except in furtherance of his responsibilities to the Company; or (ii) authorize or assist in the taking of such action by any third party. For purposes of this paragraph, the terms “employee.” “director,” “officer,” “associate,” “consultant.” “agent,” and “independent contractor” will include any person with such status for two (2) year period both before and following the Executive’s Separation of employment.
22. During his employment and for a period of two (2) years thereafter, the Executive will not, directly or indirectly, engage, participate, make any financial investment in, or become employed by or render advisory or other services to the companies set forth in Schedule A attached hereto and made a part hereof or any subsidiary or other affiliated or related entity of such companies. The foregoing covenant will not be construed to preclude the Executive from making (i) any investments in the securities of any company, whether or not engaged in competition with the Company, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or any foreign securities exchange and, after giving effect to such investment, the Executive does not beneficially own securities representing more than 2% of the combined voting power of the voting securities of such company or (ii) any investments in the securities of any company (other than the Company), whether or not engaged in competition with the Company, through private equity or venture capital firms.
23. Executive agrees that all terms and conditions of this Agreement applicable to any non-qualified deferred compensation shall be construed to be in accordance with the non-qualified deferred compensation requirements for an Separation under Section 409A of the Internal Revenue Code, including but not limited to its short term deferral exception, and any offending or non-compliant terms shall be amended, voided and/or reformed to the extent necessary to comply with Section 409A.

24. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.
25. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
26. Notwithstanding any other provision, this Agreement shall not be considered to form a binding contract until it has been signed by both parties hereto, and the time period in paragraph 6(d) has expired.

For Columbus McKinnon Corporation

By:   /s/ Timothy T. Tevens
Timothy T. Tevens,
President and Chief Executive Officer

Date:   December 19, 2008

/s/ Derwin R. Gilbreath
Executive – Derwin R. Gilbreath

Date:  December 19, 2008

SCHEDULE A

Stock Exchange	Ticker	Company Name
Ace World Companies
Chain Master (Buhnentechnik GMBH)
Cheng Day
NYSE	CBE	Material Handling Division(s) of Cooper Industries Ltd.
Xetra	DNC	DEMAG Cranes AG
Detroit Hoist & Crane Company Inc.
Electrolift, Inc.
Elephant Chain Block Co. Ltd.
London	FKI	FKI Plc
Gorbel Inc.
STO	GIAB	Gunebo Industrier
NYSE	IR	Material Handling Division(s) of Ingersoll-Rand Company
J.C. Renfroe & Sons
J.D. Neuhaus GmbH & Co. KG
Ken Forging Inc.
Japan	6409	Kito Corp
Helsinki	KCI1V	KONECRANES Group
Kulkoni Inc.
NYSE	LG	Laclede Group Inc (Laclede Chain Manufacturing Co.)
Lift-All Company, Inc.
LUG-ALL Corporation
Modulift (Modulift Inc., U.S.)
Morris
Nitchi Co., Ltd.
Ningbo Ruyi Join Stock Co., Ltd
OZ Lifting Products LLC
Pewag Incorporated
Peerless Industrial Group (DBA Peerless Chain Company)
AMEX	RUD	RUD Group
Spanco Incorporated
Stahl Company
Street Crane Company Ltd.
The Caldwell Group Inc.
Tractel Group
TSI Group Inc. (ADB Industries)
Van Beest International BV
VITALI International Lifting Equipment Ltd.
SWX	WMN	Walter Meier AG Tool Group (Jet)
Taiwan		YOKE Industrial Products
Any Importer of Material Handling Products and Services